                              NASL SERIES TRUST
                 Supplement to Prospectus dated May 1, 1995,
                          as amended August 28, 1995

                            FNAL VARIABLE ACCOUNT


                            NASL VARIABLE ACCOUNT


                           Supplement to Prospectus
                              dated May 1, 1995


                          NASL VARIABLE LIFE ACCOUNT


                           Supplement to Prospectus
                            dated October 16, 1995


        On January 1, 1996, North American Life Assurance Company ("NAL") and The Manufacturers Life Insurance Company merged with the combined company retaining the name The Manufacturers Life Insurance Company ("Manulife"). NAL is the ultimate parent of NASL Financial Services, Inc. ("NASL Financial"), the investment adviser to NASL Series Trust (the "Trust"). Manulife, like NAL, is a Canadian mutual life insurance company based in Toronto, Canada. The merger may be considered to give rise to the assignment and automatic termination of the investment advisory agreement between NASL Financial and the Trust as well as the assignment and automatic termination of each of the underlying subadvisory agreements for each of the portfolios (including the consulting agreement between Salomon Brothers Asset Management Inc. ("SBAM") and Salomon Brothers Asset Management Limited ("SBAM Limited") relating to the Strategic Bond Portfolio) (collectively, the "Existing Agreements").
Therefore, at the Trust's Board of Trustees meeting held September 28-29, 1995, the Trustees of the Trust (including all the noninterested Trustees) voted to approve a new advisory agreement between the Trust and NASL Financial, new subadvisory agreements between NASL Financial and each of the subadvisors, and a new consulting agreement between SBAM and SBAM Limited (collectively, the "New Agreements"), and to submit the New Agreements to shareholders for their consideration. The New Agreements were approved by shareholders of each series
of the Trust on December 5, 1995.   THE NEW AGREEMENTS ARE SUBSTANTIALLY
IDENTICAL TO THE EXISTING AGREEMENTS. THEREFORE, THE NEW AGREEMENTS WILL NOT RESULT IN ANY CHANGES IN ADVISORY FEES PAID BY THE TRUST, THE INVESTMENT MANAGEMENT OR OPERATIONS OF EITHER NASL FINANCIAL OR THE SUBADVISERS, THE INVESTMENT PERSONNEL MANAGING THE TRUST OR THE SHAREHOLDER SERVICES OR OTHER BUSINESS ACTIVITIES OF THE TRUST.







NASL.SUPP196
V7.SUPP.196
V20/21.SUPP196
V22/23.196
V9.SUPP.196
VV.SUPP.196
VIS.SUPP.196
VLSUPP196



                THE DATE OF THIS SUPPLEMENT IS JANUARY 2, 1996

                          Annuity Service Office and
                               Mailing Address
                     International Corporate Center at Rye
                           555 Theodore Fremd Avenue
                              Rye, New York 10580
-------------------------------------------------------------------------------
                             FNAL VARIABLE ACCOUNT
-------------------------------------------------------------------------------
                                       OF

                  FIRST NORTH AMERICAN LIFE ASSURANCE COMPANY

                 FLEXIBLE PURCHASE PAYMENT INDIVIDUAL DEFERRED
                COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT
                               NON-PARTICIPATING

     This Prospectus describes a flexible purchase payment individual deferred combination fixed and variable annuity contract (the "contract") issued by First North American Life Assurance Company ("the Company"), a stock life insurance company organized under the laws of the state of New York. The contract is designed for use in connection with retirement plans which may or may not qualify for special federal income tax treatment.

     The contract provides for the accumulation of contract values and the payment of annuity benefits on a variable and/or fixed basis. The contract offers seventeen investment options: fourteen variable and three fixed. The variable portion of the contract value and annuity payments, if selected on a variable basis, will vary according to the investment performance of the sub-accounts of FNAL Variable Account (the "Variable Account"). The Variable Account is a separate account established by the Company. Purchase payments and earnings on those purchase payments may be allocated to and transferred among one or more of fourteen sub-accounts of the Variable Account. The assets of each sub-account are invested in shares of NASL Series Trust (the "Trust"), a mutual fund having fourteen investment portfolios: the Global Equity Trust, Pasadena Growth Trust, Equity Trust, Value Equity Trust, Growth and Income Trust, International Growth and Income Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative) (see the accompanying Prospectus of the Trust). Fixed contract values may be accumulated under one, three and six year fixed account investment options. Except as specifically noted herein and as set forth under the caption "FIXED ACCOUNT INVESTMENT OPTIONS" below, this Prospectus describes only the variable portion of the contract.

     Additional information about the variable portion of the contract and Variable Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing the Company at the above address or telephoning (914) 921-1020. The table of contents for the Statement of Additional Information is included on page 33 of this Prospectus.

     Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT A PROSPECTIVE PURCHASER SHOULD KNOW BEFORE INVESTING. IT SHOULD BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   The date of this Prospectus is May 1, 1995


V9.PRO595

                               TABLE OF CONTENTS
SPECIAL TERMS ..........................................................   3
SUMMARY ................................................................   5
GENERAL INFORMATION ABOUT FIRST NORTH AMERICAN LIFE ASSURANCE COMPANY,
FNAL VARIABLE ACCOUNT AND NASL SERIES TRUST
     First North American Life Assurance Company .......................  10
     FNAL Variable Account .............................................  10
     NASL Series Trust .................................................  10
DESCRIPTION OF THE CONTRACT ............................................  13
   ACCUMULATION PROVISIONS .............................................  13
     Purchase Payments .................................................  13
     Accumulation Units ................................................  13
     Value of Accumulation Units .......................................  14
     Net Investment Factor .............................................  14
     Transfers Among Investment Options ................................  14
     Special Transfer Services - Dollar Cost Averaging .................  14
     Asset Rebalancing Program .........................................  15
     Withdrawals .......................................................  15
     Special Withdrawal Services - Systematic Withdrawal Plan ..........  16
     Loans .............................................................  16
     Death Benefit Before Maturity Date ................................  17
   ANNUITY PROVISIONS ..................................................  18
     General ...........................................................  18
     Annuity Options ...................................................  18
     Determination of Amount of the First Variable Annuity Payment .....  18
     Annuity Units and the Determination of Subsequent Variable
        Annuity Payments ...............................................  19
     Transfers After Maturity Date .....................................  20
     Death Benefit on or After Maturity Date ...........................  20
   OTHER CONTRACT PROVISIONS ...........................................  20
     Ten Day Right to Review ...........................................  20
     Ownership .........................................................  20
     Beneficiary .......................................................  21
     Modification ......................................................  21
     Company Approval ..................................................  21
   FIXED ACCOUNT INVESTMENT OPTIONS ....................................  21
CHARGES AND DEDUCTIONS .................................................  23
     Withdrawal Charges ................................................  24
     Administration Fees ...............................................  25
     Mortality and Expense Risk Charge .................................  25
     Taxes .............................................................  25
FEDERAL TAX MATTERS ....................................................  26
   INTRODUCTION ........................................................  26
   THE COMPANY'S TAX STATUS ............................................  26
   TAXATION OF ANNUITIES IN GENERAL ....................................  26
     Tax Deferral During Accumulation Period ...........................  26
     Taxation of Partial and Full Withdrawals ..........................  27
     Taxation of Annuity Payments ......................................  28
     Taxation of Death Benefit Proceeds ................................  28
     Penalty Tax on Premature Distributions ............................  28
     Aggregation of Contracts ..........................................  28
   QUALIFIED RETIREMENT PLANS ..........................................  28
     Qualified Plan Types ..............................................  29
     Direct Rollovers ..................................................  30
     Federal Income Tax Withholding ....................................  30
GENERAL MATTERS ........................................................  31
     Performance Data ..................................................  31
     Financial Statements ..............................................  31
     Asset Allocation and Timing Services ..............................  31
     Distribution of Contracts .........................................  31
     Contract Owner Inquiries ..........................................  32
     Legal Proceedings .................................................  32
     New Contract ......................................................  32
     Other Information .................................................  33
STATEMENT OF ADDITIONAL INFORMATION - TABLE OF CONTENTS ................  33
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE ...............  34

                              NASL SERIES TRUST
                 Supplement to Prospectus dated May 1, 1995,
                          as amended August 28, 1995

                            FNAL VARIABLE ACCOUNT

                           Supplement to Prospectus
                              dated May 1, 1995

        On September 7, 1995, North American Life Assurance Company ("NAL"), the ultimate parent of NASL Financial Services, Inc., ("NASL Financial"), the investment adviser to NASL Series Trust, and The Manufacturers Life Insurance Company ("Manulife") signed an agreement to merge the companies effective on or about January 1, 1996, subject to regulatory approval and the approval of the policyholders of NAL and Manulife. In addition, in the event the merger is not effected, Manulife and NAL have also agreed that under certain circumstances, NAL can require manulife, and under certain other circumstances, Manulife has the right, to purchase a controlling interest in North American Life Insurance Company ("NASL"), the parent of NASL Financial and First North American Life Assurance Company ("FNAL"). (NASL is the issuer of contracts for NASL Variable Account and FNAL is the issuer of contracts for FNAL Variable Account). Manulife, like NAL, is a Canadian mutual life insurance company based in Toronto, Canada. The merger (or purchase by Manulife of a controlling interest in NASL), when consummated, may give rise to the assignment and automatic termination of the investment advisory agreement between NASL Financial and NASL Series Trust (the "Trust") as well as the assignment and automatic termination of each of the underlying subadvisory agreements for each of the portfolios (including the consulting agreement between Salomon Brothers Asset Management Inc. ("SBAM") and Salomon Brothers Asset Management Inc. ("SBAM Limited") relating to the Strategic Bond Portfolio) (collectively, the "Existing Agreements").

        At the Trust's Board of Trustees meeting held September 28-29, 1995, the Trustees of the Trust (including all the noninterested Trustees) voted to approve a new advisory agreement between the Trust and NASL Financial, new subadvisory agreements between NASL Financial and each of the subadvisors, and a new consulting agreement between SBAM and SBAM Limited (collectively, the "New Agreements"), and to submit the New Agreements to shareholders for their consideration. The New Agreements are substantially identical to the Existing Agreements. Therefore, the New Agreements will not result in any changes in advisory fees paid by the Trust, the investment management or operations of either NASL Financial or the subadvisers, the investment personnel managing the Trust or the shareholder services or other business activities of the Trust. A shareholders meeting has been scheduled for December 5, 1995 for consideration of the New Agreements.


                THE DATE OF THIS SUPPLEMENT IS OCTOBER 2, 1995

                                 SPECIAL TERMS

     The following terms as used in this Prospectus have the indicated meanings:

     Accumulation Unit - A unit of measure that is used to calculate the value of the variable portion of the contract before the maturity date.

     Annuitant - Any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. If the contract owner names more than one person as an "Annuitant," the second person named shall be referred to as "Co-Annuitant." The "Annuitant" is as specified in the application, unless changed. All provisions based on the date of the death of the "Annuitant" will be based on the date of death of the last to survive of the "Annuitant" or "Co-Annuitant." In the event of the death of the "Annuitant" or "Co-Annuitant" who is also a contract owner, a death benefit is payable under the Death of Owner provision. The "Annuitant" and "Co-Annuitant" will be referred to collectively as "Annuitant."

     Annuity Option - The method selected by the contract owner for annuity payments made by the Company.

     Annuity Service Office - The service office of the Company is International Corporate Center at Rye, 555 Theodore Fremd Avenue, Rye, New York 10580.

     Annuity Unit - A unit of measure that is used after the maturity date to calculate variable annuity payments.

     Beneficiary - The person, persons or entity entitled to the death benefit under the contract upon the death of the annuitant. The beneficiary is as specified in the application, unless changed. (See also "Successor Owner").

     Contingent Beneficiary - The person, persons or entity to become the beneficiary if the beneficiary is not alive. The contingent beneficiary is as specified in the application, unless changed.

     Contract Anniversary - The anniversary of the contract date.

     Contract Date - The date of issue of the contract.

     Contract Value - The total of the investment account values and, if applicable, any amount in the loan account attributable to the contract.

     Contract Year - The period of twelve consecutive months beginning on the contract date or any anniversary thereof.

     Debt - Any amounts in the loan account attributable to the contract plus any accrued loan interest. The loan provision is applicable to certain qualified contracts only.

     Due Proof of Death - Due Proof of Death is required upon the death of the Annuitant or the Owner. One of the following must be received at the Annuity Service Office within one year of the date of death:

     (a) A certified copy of a death certificate;
     (b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     (c) Any other proof satisfactory to us.

Death benefits will be paid within 7 days of receipt of due proof of death and all required claim forms by the Annuity Service Office.

     Fixed Annuity - An annuity option with payments which are predetermined and guaranteed as to dollar amount.

     General Account - All the assets of the Company other than assets in separate accounts.

     Investment Account - An account established by the Company which represents a contract owner's interest in an investment option prior to the maturity date.

     Investment Account Value - The value of a contract owner's investment in an investment account.

     Investment Options - The investment choices available to contract owners. There are fourteen variable and three fixed investment options under the contract.

     Loan Account - The portion of the general account that is used for collateral when a loan is taken.

     Market Value Charge - A charge that may be assessed if amounts are withdrawn or transferred from the three or six year investment options prior to the end of the interest rate guarantee period.

     Maturity Date - The date on which annuity benefits commence. The maturity date is the date specified on the contract specifications page and is generally the first day of the month following the annuitant's 85th birthday, unless changed.

     Net Purchase Payment - The purchase payment less the amount of premium tax, if any.

     Non-Qualified Contracts - Contracts which are not issued under qualified plans.

     Owner or Contract Owner - The person, persons (co-owner) or entity entitled to all of the ownership rights under the contract. The owner has the legal right to make all changes in contractual designations where specifically permitted by the contract. The owner is as specified in the application, unless changed.

     Portfolio or Trust Portfolio - A separate investment portfolio of the Trust, a mutual fund in which the Variable Account invests, or of any successor mutual fund.

     Purchase Payment - An amount paid by a contract owner to the Company as consideration for the benefits provided by the contract.

     Qualified Contracts - Contracts issued under qualified plans.

     Qualified Plans - Retirement plans which receive favorable tax treatment under Section 401, 403, or 408 of the Internal Revenue Code of 1986, as amended.

     Separate Account - A segregated account of the Company that is not commingled with the Company's general assets and obligations.

     Sub-Account(s) - One or more of the sub-accounts of the Variable Account. Each sub-account is invested in shares of a different Trust portfolio.

     Successor Owner - The person, persons or entity to become the owner if the owner dies prior to the Maturity Date. The successor owner is as specified in the application, unless changed. If no Successor Owner is designated or the Successor Owner dies before the Owner, the Owner's estate is the Successor Owner. (See also "Beneficiary").

     Valuation Date - Any date on which the New York Stock Exchange is open for business and the net asset value of a Trust portfolio is determined.

     Valuation Period - Any period from one valuation date to the next, measured from the time on each such date that the net asset value of each portfolio is determined.

     Variable Account - The FNAL Variable Account, which is a separate account of the Company.

     Variable Annuity - An annuity option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified sub-accounts.

                                   SUMMARY


     The Contract. The contract offered by this Prospectus is flexible purchase payment individual deferred combination fixed and variable annuity contract. The contract provides for the accumulation of contract values and the payment of annuity benefits on a variable and/or fixed basis. Except as specifically noted herein and as set forth under the caption "FIXED ACCOUNT INVESTMENT OPTIONS" below, this Prospectus describes only the variable portion of the contract.

     Retirement Plans. The contract may be issued pursuant to either non-qualified retirement plans or plans qualifying for special income tax treatment under the Internal Revenue Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), and tax-sheltered annuities for tax-exempt organizations. (See "QUALIFIED RETIREMENT PLANS".)

     Purchase Payments. A contract may be issued upon the making of an initial purchase payment of as little as $30. A minimum of $300 must be paid during the first contract year. Purchase payments may be made at any time, except that if a purchase payment would cause the contract value to exceed $1,000,000, or the contract value already exceeds $1,000,000, additional purchase payments will be accepted only with the prior approval of the Company. (See "PURCHASE PAYMENTS".)

     Investment Options. Purchase payments may be allocated among the seventeen investment options currently available under the contract: fourteen variable account investment options and three fixed account investment options. The fourteen variable account investment options are the fourteen sub-accounts of the Variable Account, a separate account established by the Company. The sub-accounts invest in corresponding portfolios of the Trust: the Global Equity Trust, Pasadena Growth Trust, Equity Trust, Value Equity Trust, Growth and Income Trust, International Growth and Income Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative) (see the accompanying Prospectus of the Trust). The portion of the contract value in the Variable Account and monthly annuity payments, if selected on a variable basis, will reflect the investment performance of the sub-accounts selected. (See "FNAL VARIABLE ACCOUNT".) Purchase payments may also be allocated to the three fixed account investment options: one, three and six year guaranteed investment accounts. Under the fixed account investment options, the Company guarantees the principal value of purchase payments and the rate of interest credited to the investment account for the term of the guarantee period. The portion of the contract value in the fixed account investment options and monthly annuity payments, if selected on a fixed basis, will reflect such interest and principal guarantees. (See "FIXED ACCOUNT INVESTMENT OPTIONS".) Subject to certain regulatory limitations, the Company may elect to add, subtract or substitute investment options.

     Transfers. Prior to the maturity date, amounts may be transferred among the variable account investment options and from the variable account investment options to the fixed account investment options without charge. In addition, amounts may be transferred prior to the maturity date among the fixed account investment options and from the fixed account investment options to the variable account investment options, subject to a one year holding period requirement (with certain exceptions) and a market value charge which may apply to such a transfer. (See "FIXED ACCOUNT INVESTMENT OPTIONS".) After the maturity date, transfers are not permitted from variable annuity options to fixed annuity options or from fixed annuity options to variable annuity options. Transfers from any investment account must be at least $300 or, if less, the entire balance in the investment account. If, after the transfer the amount remaining in the investment account of the contract from which the transfer is made is less than $100, then we will transfer the entire amount instead of the requested amount. The Company may impose certain additional limitations on transfers. (See "TRANSFERS AMONG INVESTMENT OPTIONS" and "TRANSFERS AFTER MATURITY DATE".) Transfer privileges may also be used under a special service offered by the Company to dollar cost average an investment in the contract. (See "SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING".)

     Withdrawals. Prior to the earlier of the maturity date or the death of the annuitant, the contract owner may withdraw all or a portion of the contract value. The amount withdrawn from any investment account must be at least $300 or, if less, the entire balance of the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the withdrawal request will be treated as a request to withdraw the entire contract value. A withdrawal charge and an administration
fee may be imposed.  (See "WITHDRAWALS".)   A withdrawal may be subject to a
penalty tax. (See "FEDERAL TAX MATTERS".) Withdrawal privileges may also be exercised pursuant to the Company's systematic withdrawal plan service. (See "SPECIAL WITHDRAWAL SERVICES - SYSTEMATIC WITHDRAWAL PLAN".)

     Loans. The Company offers a loan privilege to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Owners of such contracts may obtain loans using the contract as the only security for the loan. The effective cost of a contract loan is 2% per year of the amount borrowed. (See "LOANS".)

     Death Benefit Before Maturity Date. Generally, if the annuitant dies before the maturity date, the Company will pay to the beneficiary the minimum death benefit less any debt. During the first six contract years, the minimum death benefit is the greater of (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals. During any subsequent six contract year period, the minimum death benefit will be the greater of (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the minimum death benefit determined in accordance with these provisions as of the last day of the previous six contract year period plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then. If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit will be the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office. In certain other cases, an amount equal to the owner's interest will be distributed when the owner dies before the maturity date.
(See "DEATH BENEFIT BEFORE MATURITY DATE".) If the annuitant dies after the maturity date and annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, the Company will make the remaining guaranteed payments to the beneficiary. (See "DEATH BENEFIT ON OR AFTER MATURITY DATE".)

     Annuity Payments. The Company offers a variety of fixed and variable annuity options. Periodic annuity payments will begin on the maturity date. The contract owner selects the maturity date, frequency of payment and annuity option. (See "ANNUITY PROVISIONS".)

     Ten Day Review. Within 10 days of receipt of a contract, the contract owner may cancel the contract by returning it to the Company. (See "TEN DAY RIGHT TO REVIEW".)

     Charges and Deductions. The following table and Example are designed to assist contract owners in understanding the various costs and expenses that contract owners bear directly and indirectly. The table reflects expenses of the Variable Account and the Trust. The items listed under "Contract Owner Transaction Expenses" and "Separate Account Annual Expenses" are more completely described in this Prospectus (see "CHARGES AND DEDUCTIONS"). The items listed under "Trust Annual Expenses" are described in detail in the accompanying Trust Prospectus to which reference should be made.


CONTRACT OWNER TRANSACTION EXPENSES

        Deferred sales load (as percentage of purchase payments)

                 NUMBER OF COMPLETE YEARS                  WITHDRAWAL CHARGE
                    PURCHASE PAYMENT IN                        PERCENTAGE
                         CONTRACT
           --------------------------------------------------------------------

                            0                                       6%
                            1                                       6%
                            2                                       5%
                            3                                       4%
                            4                                       3%
                            5                                       2%
                            6+                                      0%

           Annual Contract Fee                                    $30

                                      6

SEPARATE ACCOUNT ANNUAL EXPENSESS
(as a percentage of average account value)
Mortality and expense risk fees .......................................  1.25%
Administration fee  - asset based .....................................  0.15%
                                                                         ----
Total Separate Account Annual Expenses ................................  1.40%

TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)

                                       MANAGEMENT    OTHER       TOTAL TRUST
TRUST PORTFOLIO                          FEES       EXPENSES   ANNUAL EXPENSES
------------------------------------------------------------------------------
Global Equity ......................     0.900%      0.180%         1.080%
Pasadena Growth ....................     0.975%      0.000%         0.975%
Equity .............................     0.750%      0.090%         0.840%
Value Equity .......................     0.800%      0.070%         0.870%
Growth and Income ..................     0.750%      0.070%         0.820%
International Growth and Income ....     0.950%      0.300%*        1.250%
Strategic Bond .....................     0.775%      0.135%         0.910%
Global Government Bond .............     0.800%      0.160%         0.960%
Investment Quality Bond ............     0.650%      0.110%         0.760%
U.S. Government Securities .........     0.650%      0.080%         0.730%
Money Market .......................     0.500%      0.070%         0.570%
Aggressive Asset Allocation ........     0.750%      0.140%         0.890%
Moderate Asset Allocation ..........     0.750%      0.100%         0.850%
Conservative Asset Allocation ......     0.750%      0.120%         0.870%

* Based on estimates of payments to be made during current fiscal year.

EXAMPLE

A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner surrendered the contract at the end of the applicable time period:


TRUST PORTFOLIO                     1 YEAR   3 YEARS    5 YEARS*   10 YEARS
------------------------------------------------------------------------------
Global Equity ....................    $81      $129       $166        $290
Pasadena Growth ..................     80       126        161         280
Equity ...........................     79       122        154         267
Value Equity .....................     79       123        156         270
Growth and Income ................     79       121        153         265
International Growth and Income ..     83       133        ---         ---
Strategic Bond ...................     80       124        158         274
Global Government Bond ...........     80       125        160         279
Investment Quality Bond ..........     78       119        150         258
U.S. Government  Securities ......     78       119        149         255
Money Market .....................     77       114        141         239
Aggressive Asset Allocation ......     80       123        157         272
Moderate Asset Allocation ........     79       122        155         268
Conservative Asset Allocation ....     79       123        156         270

A contract owner would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets, if the contract owner annuitized as provided in the contract or did not surrender the contract at the end of the applicable time period:


 TRUST PORTFOLIO                   1 YEAR    3 YEARS    5 YEARS*   10 YEARS
------------------------------------------------------------------------------
Global Equity ....................   $26       $80        $136        $290
Pasadena Growth ..................    25        77         131         280
Equity ...........................    24        73         124         267
Value Equity .....................    24        74         126         270
Growth and Income ................    23        72         123         265
International Growth and Income ..    28        85         ---         ---
Strategic Bond ...................    24        75         128         274
Global Government Bond ...........    25        76         130         279
Investment Quality Bond ..........    23        70         120         258
U.S. Government Securities .......    22        69         119         255
Money Market .....................    21        64         111         239
Aggressive Asset Allocation ......    24        74         127         272
Moderate Asset Allocation ........    24        73         125         268
Conservative Asset Allocation ....    24        74         126         270

        For purposes of presenting the foregoing Example, the Company has made certain assumptions mandated by the Securities and Exchange Commission (the "Commission"). The Company has assumed that, where applicable, the maximum sales load is deducted, that there are no exchanges or other transactions and that the "Other Expenses" line item under "Trust Annual Expenses" will remain the same. Such assumptions, which are mandated by the Commission in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts, do not take into account certain features of the contract and prospective changes in the size of the Trust which may operate to change the expenses borne by contract owners. Consequently, the amounts listed in the Example above should not be considered a representation of past or future expenses and actual expenses borne by contract owners may be greater or lesser than those shown.

        In addition, for purposes of calculating the values in the above Example, the Company has translated the $30 annual administration charge listed under "Annual Contract Fee" to a .086% annual asset charge based on the $35,000 approximate average size during 1994 of contracts of the series offered. So translated, such charge would be higher for smaller contracts and lower for larger contracts. The example for the International Growth and Income Trust does not include 5 and 10 year figures because it is a newly formed portfolio. Amounts listed under "Other Expenses" for the International Growth and Income Trust are based on estimates for current year expenses.

                               * * * * * * * *

        The above summary is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and Statement of Additional Information and the accompanying Prospectus and Statement of Additional Information for the Trust, to which reference should be made. This Prospectus generally describes only the variable aspects of the contract, except where fixed aspects are specifically mentioned.

                       TABLE OF ACCUMULATION UNIT VALUES
===============================================================================
                                   UNIT VALUE     UNIT VALUE     NUMBER OF
                                    AT START        AT END      UNITS AT END
SUB-ACCOUNT                         OF YEAR         OF YEAR       OF YEAR
-------------------------------------------------------------------------------
Global Equity
     1992                          $12.003976    $11.790318      21,242.936
     1993                           11.790318     15.450341     701,425.817
     1994                           15.450341     15.500933   1,612,831.628
-------------------------------------------------------------------------------
Pasadena Growth
     1992*                         $10.000000     $9.923524     105,743.980
     1993                            9.923524      9.413546     605,012.548
     1994                            9.413546      8.837480   1,049,124.977
-------------------------------------------------------------------------------
Equity
     1992                          $12.386657    $13.143309      17,805.389
     1993                           13.143309     15.075040     532,797.733
     1994                           15.075040     14.786831   1,212,483.594
-------------------------------------------------------------------------------
Value Equity**
     1993                          $10.000000    $11.175534   1,087,538.574
     1994                           11.175534     11.107620   2,147,059.046
-------------------------------------------------------------------------------
Growth and Income
     1992                          $10.942947    $11.927411      33,716.020
     1993                           11.927411     12.893007     753,734.211
     1994                           12.893007     13.076664   1,298,075.564
-------------------------------------------------------------------------------
Strategic Bond**
     1993                          $10.000000    $10.750617     414,573.339
     1994                           10.750617      9.965972     737,151.981
-------------------------------------------------------------------------------
Global Government Bond
     1992                          $13.322602    $13.415849       7,122.534
     1993                           13.415849     15.741586     299,274.049
     1994                           15.741586     14.630721     463,867.775
-------------------------------------------------------------------------------
Investment Quality Bond
(formerly called Bond Sub-account)
     1992                          $13.147350    $13.936240       1,442.768
     1993                           13.936240     15.118716     209,360.256
     1994                           15.118716     14.216516     309,793.553
-------------------------------------------------------------------------------
U.S. Gov. Securities (formerly
called U.S. Gov. Bond Sub-account)
     1992                          $13.015785    $13.651495      13,906.158
     1993                           13.651495     14.490734     546,010.063
     1994                           14.490734     14.111357     652,508.827
-------------------------------------------------------------------------------
Money Market
     1992                          $12.892485    $13.137257          11.495
     1993                           13.137257     13.303085     141,771.056
     1994                           13.303085     13.623292     464,720.715
-------------------------------------------------------------------------------
Aggressive Asset Allocation
     1992                          $10.880194    $11.623893       6,314.930
     1993                           11.623893     12.642493     220,581.039
     1994                           12.642493     12.381395     395,570.370
-------------------------------------------------------------------------------
Moderate Asset Allocation
     1992                          $11.012835    $11.772128      31,652.055
     1993                           11.772128     12.775798     526,706.519
     1994                           12.775798     12.396295     994,126.229
-------------------------------------------------------------------------------
Conservative Asset Allocation
     1992                          $11.102574    $11.821212       3,884.882
     1993                           11.821212     12.705196     176,613.459
     1994                           12.705196     12.298940     267,695.021
===============================================================================

*  This Sub-account commenced operations on December 11, 1992.
** This Sub-account commenced operations on February 19, 1993.

         GENERAL INFORMATION ABOUT FIRST NORTH AMERICAN LIFE ASSURANCE
              COMPANY, FNAL VARIABLE ACCOUNT AND NASL SERIES TRUST


FIRST NORTH AMERICAN LIFE ASSURANCE COMPANY

     First North American Life Assurance Company ("the Company") is a stock life insurance company organized in 1992 under the laws of the state of New York. The Company's principal office is located at International Corporate Center at Rye, 555 Theodore Fremd Avenue, Rye, New York 10580.

     The Company is a wholly-owned subsidiary of North American Security Life Insurance Company, ("Security Life"). Security Life is a stock life insurance company organized under the laws of Delaware in 1979 with its principal office located at 116 Huntington Avenue, Boston, Massachusetts 02116. Security Life's principal business is offering a variable annuity contract, similar to that offered by the Company in New York, in 46 other states and the District of Columbia.

     Security Life is in turn a wholly-owned subsidiary of North American Life Assurance Company ("North American Life"), a mutual life insurance company established in 1881 in Canada.

FNAL VARIABLE ACCOUNT

     The Company established the Variable Account on March 4, 1992 as a separate account under the laws of New York. The income, gains and losses, whether or not realized, from assets of the Variable Account are, in accordance with the contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. Nevertheless, all obligations arising under the contracts are general corporate obligations of the Company. Assets of the Variable Account may not be charged with liabilities arising out of any other business of the Company.
     The Variable Account is registered with the Commission under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the Commission of the management or investment policies or practices of the Variable Account.

     There are currently fourteen sub-accounts within the Variable Account: the Global Equity Sub-Account, the Pasadena Sub-Account, the Equity Sub-Account, the Value Equity Sub-Account, the Growth and Income Sub-Account, the International Growth and Income Sub-Account, the Strategic Bond Sub-Account, the Global Government Bond Sub-Account, the Investment Quality Bond Sub-Account, the U.S. Government Securities Sub-Account, the Money Market Sub-Account, and three Automatic Asset Allocation Sub-Accounts (Aggressive, Moderate and Conservative). The Company reserves the right, subject to prior approval of the New York Superintendent of Insurance and compliance with applicable law, to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account established by the Company or an affiliated company.

NASL SERIES TRUST

     The assets of each sub-account of the Variable Account are invested in shares of a corresponding portfolio of the Trust: the Global Equity Trust, the Pasadena Growth Trust, the Equity Trust, the Value Equity Trust, the Growth and Income Trust, the International Growth and Income Trust, the Strategic Bond Trust, the Global Government Bond Trust, the Investment Quality Bond Trust, the U.S. Government Securities Trust, the Money Market Trust and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative). The Trust is registered under the 1940 Act as an open-end management investment company. Each of the portfolios is diversified for purposes of the 1940 Act, except for the Global Government Bond Trust which is non-diversified so that it may invest more than 5% of its assets in securities issued by a foreign government. The Trust receives investment advisory services from NASL Financial Services, Inc.

     The Trust currently has seven subadvisers. Oechsle International Advisors, L.P. provides investment subadvisory services to the Global Equity and Global Government Bond Trusts. Roger Engemann Management Co, Inc., provides investment subadvisory services to the Pasadena Growth Trust. Fidelity Management Trust Company provides investment subadvisory services to the Equity, Aggressive Asset Allocation, Moderate Asset Allocation and Conservative Asset Allocation Trusts. Goldman Sachs Asset Management provides investment subadvisory services to the Value Equity Trust. Wellington Management Company provides investment subadvisory services to the Growth and Income, Investment
Quality Bond and Money Market Trusts. Salomon Brothers Asset Management Inc provides investment subadvisory services to the Strategic Bond and U.S. Government Securities Trusts. J.P. Morgan Investment Management Inc. provides investment subadvisory services to the International Growth and Income Trust.

The following is a brief description of each portfolio:

     THE GLOBAL EQUITY TRUST seeks long-term capital appreciation, by investing primarily in a globally diversified portfolio of common stocks and securities convertible into or exercisable for common stocks.

     THE PASADENA GROWTH TRUST seeks to achieve long-term growth of capital by emphasizing investments in companies with rapidly growing earnings per share, some of which may be smaller emerging growth companies.

     THE EQUITY TRUST seeks growth of capital, by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

     THE VALUE EQUITY TRUST seeks long-term growth of capital by investing primarily in common stocks and securities convertible into or carrying the right to buy common stocks.

     THE GROWTH AND INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the Subadviser believes are of high quality.

     THE INTERNATIONAL GROWTH AND INCOME TRUST seeks long-term growth of capital and income by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers. The Portfolio may also invest in debt securities of corporate or sovereign issuers rated A or higher by Moody's or S&P or, if unrated, of equivalent credit quality as determined by J.P. Morgan. Under normal circumstances, the Portfolio will be
invested approximately   85% in equity securities and 15% in fixed income
securities.

     THE STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its Subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the Subadviser believes will best contribute to achievement of the portfolio's investment objective.

     THE GLOBAL GOVERNMENT BOND TRUST seeks a high level of total return by placing primary emphasis on high current income and the preservation of capital, by investing primarily in a global portfolio of high-quality, fixed-income securities of foreign and United States governmental entities and supranational issuers.

     THE INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

     THE U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

     THE MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity, by investing in high quality money market instruments with maturities of thirteen months or less issued primarily by United States entities.

     THE AUTOMATIC ASSET ALLOCATION TRUSTS seek the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive -- by investing primarily in the kinds of securities in which the Equity, Investment Quality Bond, U.S. Government Securities and Money Market Trusts may invest.

     * THE AGGRESSIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with an aggressive level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 15% over any twelve month period.

     * THE MODERATE ASSET ALLOCATION TRUST seeks the highest total return consistent with a moderate level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any twelve month period.

     * THE CONSERVATIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with a conservative level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 5% over any twelve month period.

     In pursuing the Strategic Bond Trust and Investment Quality Bond Trusts' investment objective, each portfolio expects to invest a portion of its assets in high yield securities, commonly known as "junk bonds" which also present a high degree of risk. The risks of these securities include price volatility and risk of default in the payment of interest and principal. See "Risk Factors Relating to High Yield Securities" contained in the NASL Series Trust prospectus before investing in either Trust. In pursuing the Global Equity, Strategic Bond Trust and International Growth and Income and Global Government Bond Trusts' investment objective, each portfolio may invest a portion of its assets in foreign securities which may present additional risks. See "Foreign Securities" contained in the NASL Series Trust prospectus before investing in any of these Trusts.

     If the shares of a Trust portfolio are no longer available for investment or in the Company's judgment investment in a Trust portfolio becomes inappropriate in view of the purposes of the Variable Account, the Company may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without notice to the contract owner and prior approval of the Commission to the extent required by the 1940 Act.

     The Company will vote shares of the Trust portfolios held in the Variable Account at meetings of shareholders of the Trust in accordance with voting instructions received from the persons having the voting interest under the contracts. The number of portfolio shares for which voting instructions may be given will be determined by the Company in the manner described below, not more than 90 days prior to the meeting of the Trust. Trust proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. Portfolio shares held in the Variable Account that are attributable to contract owners and as to which no timely instructions are received will be voted by the Company in proportion to the instructions received. Portfolio shares that are not attributable to contract owners will be voted by the owners of such shares in their discretion.

     Prior to the maturity date, the person having the voting interest under a contract is the contract owner and the number of votes as to each portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio. After the maturity date, the person having the voting interest under a contract is the annuitant and the number of votes as to each portfolio for which voting instructions may be given is determined by dividing the reserve for the contract allocated to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a contract will usually decrease after commencement of annuity payments. The Company reserves the right to make any changes in the voting rights described above that may be permitted by the federal securities laws or regulations or interpretations of these laws or regulations.

     A full description of the Trust, including the investment objectives, policies and restrictions of each of the portfolios is contained in the Prospectus for the Trust which accompanies this Prospectus and should be read by a prospective purchaser before investing.

                          DESCRIPTION OF THE CONTRACT

ACCUMULATION PROVISIONS

PURCHASE PAYMENTS

     Purchase payments are paid to the Company at its Annuity Service Office. The minimum purchase payment is $30; however, at least $300 must be paid during the first contract year. Purchase payments may be made at any time. The Company may provide by separate agreement for purchase payments to be automatically withdrawn from a contract owner's bank account on a periodic basis. If a purchase payment would cause the contract value to exceed $1,000,000 or the contract value already exceeds $1,000,000, additional purchase payments will be accepted only with the prior approval of the Company.

     The Company may, at its option, cancel a contract at the end of any three consecutive contract years in which no purchase payments have been made, if both (i) the total purchase payments made over the life of the contract, less any withdrawals, are less than $2,000; and (ii) the contract value at the end of such three year period is less than $2,000. Upon cancellation the Company will pay the contract owner the contract value computed as of the valuation period during which the cancellation occurs less the annual $30 administration fee and less any debt. The amounts paid will be treated as withdrawals for federal tax purposes and, thus, may be subject to income tax and to a 10% penalty tax. (See "FEDERAL TAX MATTERS".)

     Purchase payments are allocated among the investment options in accordance with the percentages designated by the contract owner in the application. In addition, contract owners have the option to participate in the Guarantee Plus Program administered by the Company. Under the Guarantee Plus Program the initial purchase payment is split between the fixed and variable investment options. A percentage of the initial purchase payment is allocated to the chosen fixed account, such that, at the end of the guaranteed period the fixed account will have grown to an amount at least equal to the total initial purchase payment. The percentage depends upon the current interest rate of the fixed investment option. The balance of the initial purchase payment is allocated among the variable investment options as indicated on the contract application. Contract owners may elect to participate in the Guarantee Plus Program on the contract application and may obtain full information concerning the program and its restrictions from their securities dealers or the Annuity Service Office. The contract owner may change the allocation of subsequent purchase payments at any time upon written notice to the Company.

ACCUMULATION UNITS

     The Company will establish an investment account for the contract owner for each variable account investment option to which such contract owner allocates purchase payments. Purchase payments are credited to such investment accounts in the form of accumulation units. The following discussion of accumulation units, the value of accumulation units and the net investment factor formula pertains only to the accumulations in the variable account investment options. The parallel discussion regarding accumulations in the fixed account investment options appears elsewhere in this Prospectus. (See "FIXED ACCOUNT INVESTMENT OPTIONS".)

     The number of accumulation units to be credited to each investment account is determined by dividing the net purchase payment allocated to that investment account by the value of an accumulation unit for that investment account for the valuation period during which the purchase payment is received at the Company's Annuity Service Office complete with all necessary information or, in the case of the first purchase payment, pursuant to the procedures described below.

     Initial purchase payments received by mail will usually be credited in the valuation period during which received at the Annuity Service Office, and in any event not later than two business days after receipt of a properly completed application and all information necessary for processing of the application. The applicant will be informed of any deficiencies in an application if it cannot be processed and the purchase payment credited within two business days after receipt. If the deficiencies are not remedied within five business days, the purchase payment will be returned promptly to the applicant, unless the applicant specifically consents to the Company's retaining the purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited in the valuation period during which received where such broker-dealers have made special arrangements with the Company for the collection and forwarding of contract applications.

VALUE OF ACCUMULATION UNITS

     The value of accumulation units will vary from one valuation period to the next depending upon the investment results of the particular sub-accounts to which purchase payments are allocated. The value of an accumulation unit for each sub-account was arbitrarily set at $10 for the first valuation period. The value of an accumulation unit for any subsequent valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding valuation period by the net investment factor for such sub-account (described below) for the valuation period for which the value is being determined.

NET INVESTMENT FACTOR

     The net investment factor is an index used to measure the investment performance of a sub-account from one valuation period to the next. The net investment factor for each sub-account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

     Where (a) is:

          (1) the net asset value per share of a portfolio share held in the sub-account determined at the end of the current valuation period, plus

          (2) the per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the sub-account if the "ex-dividend" date occurs during the current valuation period.

     Where (b) is:

          the net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period.

     Where (c) is:

          a factor representing the charges deducted from the sub-account on a daily basis for administrative expenses and mortality and expense risks. Such factor is equal on an annual basis to 1.40%: (0.15% for administrative expenses and 1.25% for mortality and expense risks).

     The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same.

TRANSFERS AMONG INVESTMENT OPTIONS

     Before the maturity date the contract owner may transfer amounts among the variable account investment options and from such investment options to the fixed account investment options at any time and without charge upon written notice to the Company. Accumulation units will be canceled from the investment account from which amounts are transferred and credited to the investment account to which amounts are transferred. The Company will effect such transfers so that the contract value on the date of the transfer will not be affected by the transfer. The contract owner must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company reserves the right to limit, upon notice, the maximum number of transfers a contract owner may make to one per month or six at any time within a contract year. The Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust portfolios. In addition, in accordance with applicable law, the Company reserves the right to modify or terminate the transfer privilege at any time.

SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING

     The Company administers a Dollar Cost Averaging ("DCA") program which enables a contract owner to pre-authorize a periodic exercise of the contractual transfer rights described above. Contract owners entering into a DCA agreement instruct the Company to transfer monthly a predetermined dollar amount from any sub-account or the one year fixed account investment option to other sub-accounts until the amount in the sub-account from which the transfer is made or one year fixed account investment option is exhausted. The DCA program is generally suitable for contract owners making a substantial deposit to the contract and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk. Contract owners interested in the DCA program may elect to participate in the program on the contract application or by separate application. Contract owners may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office.

ASSET REBALANCING PROGRAM

The Company administers an Asset Rebalancing Program which enables a contract owner to indicate to the Company the percentage levels he or she would like to maintain in particular portfolios. On the last business day of every calendar quarter, the contract owner's contract value will be automatically rebalanced to maintain the indicated percentages by transfers among the portfolios.
(Fixed Account Investment Options are not eligible for participation in the Asset Rebalancing Program). The entire value of the variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA Program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, contract owners should monitor their use of other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. Contract owners interested in the Asset Rebalancing Program may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office.

WITHDRAWALS

     Prior to the earlier of the maturity date or the death of the annuitant, the contract owner may withdraw all or a portion of the contract value upon written request, complete with all necessary information to the Company's Annuity Service Office. For certain qualified contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Internal Revenue Code and regulations promulgated by the Treasury Department. In the case of a total withdrawal, the Company will pay the contract value as of the date of receipt of the request at its Annuity Service Office, less the annual $30 administration fee, any debt and any applicable withdrawal charge, and the contract will be canceled. In the case of a partial withdrawal, the Company will pay the amount requested and cancel that number of accumulation units credited to each investment account necessary to equal the amount withdrawn from each investment account plus any applicable withdrawal charge deducted from such investment account. (See "CHARGES AND DEDUCTIONS".)

     When making a partial withdrawal, the contract owner should specify the investment options from which the withdrawal is to be made. The amount requested from an investment option may not exceed the value of that investment option less any applicable withdrawal charge. If the contract owner does not specify the investment options from which a partial withdrawal is to be taken, a partial withdrawal will be taken from the variable account investment options until exhausted and then from the fixed account investment options. If the partial withdrawal is less than the total value in the variable account investment options, the withdrawal will be taken pro rata from the variable account investment options: taking from each such variable account investment option an amount which bears the same relationship to the total amount withdrawn as the value of such variable account investment option bears to the total value of all the contract owner's investments in variable account investment options.

     For the rules governing the order and manner of withdrawals from the fixed account investment options, see "FIXED ACCOUNT INVESTMENT OPTIONS".

     There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, the Company will treat the partial withdrawal as a withdrawal of the entire amount held in the investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the Company will treat the partial withdrawal as a total withdrawal of the contract value.

     The amount of any withdrawal from the variable account investment options will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at the Company's Annuity Service Office, except that the Company reserves the right to defer the right of withdrawal or postpone payments for any period when: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or (4) the Commission, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (2) and (3) exist.

     Withdrawals from the contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from contracts issued in connection with
Section 403(b) qualified plans only under limited circumstances. (See "FEDERAL TAX MATTERS".)

SPECIAL WITHDRAWAL SERVICES - SYSTEMATIC WITHDRAWAL PLAN

     The Company administers a Systematic Withdrawal Plan ("SWP") which enables a contract owner to pre-authorize a periodic exercise of the contractual withdrawal rights described above. Contract owners entering into a SWP agreement instruct the Company to withdraw a level dollar amount from specified investment options on a periodic basis. The total of SWP withdrawals in a contract year is limited to not more than 10% of the purchase payments made to ensure that no withdrawal or market value charge will ever apply to a SWP withdrawal. If an additional withdrawal is made from a contract participating in SWP, the SWP will terminate automatically and may be reinstated only on or after the next contract anniversary pursuant to a new application. SWP is not available to contracts participating in the dollar cost averaging program or for which purchase payments are being automatically deducted from a bank account on a periodic basis. SWP withdrawals will be withdrawn without withdrawal and market value charges. SWP withdrawals may, however, be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS".) Contract owners interested in SWP may elect to participate in this program on the contract application or by separate application. Contract owners may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Annuity Service Office.

LOANS

     The Company offers a loan privilege only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Owners of such contracts may obtain loans using the contract as the only security for the loan. Loans are subject to provisions of the Code and to applicable retirement program rules (collectively, "loan rules"). Tax advisers and retirement plan fiduciaries should be consulted prior to exercising loan privileges.

     Under the terms of the contract, the maximum loan value is equal to 80% of the contract value, although loan rules may serve to reduce such maximum loan value in some cases. The amount available for a loan at any given time is the loan value less any outstanding debt. Debt equals the amount of any loans plus accrued interest. Loans will be made only upon written request from the owner. The Company will make loans within seven days of receiving a properly completed loan application (applications are available from the Annuity Service Office), subject to postponement under the same circumstances that payment of withdrawals may be postponed. (See "WITHDRAWALS".)

     When an owner requests a loan, the Company will reduce the owner's investment in the investment accounts and transfer the amount of the loan to the loan account, a part of the Company's general account. The owner may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the investment accounts in accordance with the rules for making partial withdrawals. (See "WITHDRAWALS".) The contract provides that owners may repay contract debt at any time. Under applicable loan rules, loans generally must be repaid within five years, repayments must be made at least quarterly and repayments must be made in substantially equal amounts. When a loan is repaid, the amount of the repayment will be transferred from the loan account to the investment accounts. The owner may designate the investment accounts to which a repayment is to be allocated. Otherwise, the repayment will be allocated in the same manner as the owner's most recent purchase payment. On each contract anniversary, the Company will transfer from the investment accounts to the loan account the amount by which the debt on the contract exceeds the balance in the loan account.

     The Company charges interest of 6% per year on contract loans. Loan interest is payable in arrears and, unless paid in cash, the accrued loan interest is added to the amount of the debt and bears interest at 6% as well. The Company credits interest with respect to amounts held in the loan account at a rate of 4% per year. Consequently, the net cost of loans under the contract is 2%. If on any date debt under a contract exceeds the contract value, the contract will be in default. In such case the owner will receive a notice indicating the payment needed to bring the contract out of default and will have a thirty-one day grace period within which to pay the default amount. If the required payment is not made within the grace period, the contract may be foreclosed (terminated without value).

     The amount of any debt will be deducted from the minimum death benefit. (See "DEATH BENEFIT BEFORE THE MATURITY DATE".) In addition, debt, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer debt is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on amounts held in the loan account while the debt is outstanding, the contract value will not increase as rapidly as it would have if no debt were outstanding. If investment results are below that rate, the contract value will be higher than it would have been had no debt been outstanding.

DEATH BENEFIT BEFORE MATURITY DATE

     The following discussion applies principally to contracts that are not issued in connection with qualified plans, i.e., a "non-qualified contract." The requirements of the tax law applicable to qualified plans, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, a prospective purchaser of the contract to be used in connection with a qualified plan should seek competent legal and tax advice regarding the suitability of the contract for the situation involved and the requirements governing the distribution of benefits, including death benefits, from a contract used in the plan. In particular, a prospective purchaser who intends to use the contract in connection with a qualified plan should consider that the contract provides a minimum death benefit (described below) that could be characterized as an incidental death benefit. There are limits on the amount of incidental benefits that may be provided under certain qualified plans and the provision of such benefits may result in currently taxable income to plan participants. (See "FEDERAL TAX MATTERS".)

     Death of Annuitant who is not the Contract Owner. The Company will pay the minimum death benefit, less any debt, to the beneficiary if the contract owner is not the annuitant and the annuitant dies before the contract owner and before the maturity date. If there is more than one such annuitant, the minimum death benefit will be paid on the death of the last surviving co-annuitant. The minimum death benefit will be paid either as a lump sum or in accordance with any of the annuity options available under the contract. An election to receive the death benefit under an annuity option must be made within 60 days after the date on which the death benefit first becomes payable. (See "ANNUITY OPTIONS".) Rather than receiving the minimum death benefit, the beneficiary may elect to continue the contract as the new contract owner. (In general, a beneficiary who makes such an election will nonetheless be treated for federal income tax purposes as if he had received the minimum death benefit.)

     Death of Annuitant who is the Contract Owner. The Company will pay the minimum death benefit, less any debt, to the beneficiary if the contract owner is the annuitant, dies before the maturity date and is not survived by a co-annuitant. If the contract is a non-qualified contract, the contract owner is the annuitant and the contract owner dies before the maturity date survived by a co-annuitant, the Company, instead of paying the minimum death benefit to the beneficiary, will pay to the successor owner an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge. (See "WITHDRAWALS".) If the contract is a non-qualified contract, distribution of the minimum death benefit to the beneficiary (or of the amount payable to the successor owner) must be made within five years after the owner's death. If the beneficiary or successor owner, as appropriate, is an individual, in lieu of distribution within five years of the owner's death, distribution may be made as an annuity which begins within one year of the owner's death and is payable over the life of the beneficiary (or the successor owner) or over a period not in excess of the life expectancy of the beneficiary (or the successor owner). If the owner's spouse is the beneficiary (or the successor owner, as appropriate) that spouse may elect to continue the contract as the new owner in lieu of receiving the distribution. In such a case, the distribution rules applicable when a contract owner dies generally will apply when that spouse, as the owner, dies.

     Death of Owner who is not the Annuitant. If the owner is not the annuitant and dies before the maturity date and before the annuitant, the successor owner will become the owner of the contract. If the contract is a non-qualified contract, an amount equal to the amount payable on total withdrawal, without reduction for any withdrawal charge, will be paid to the successor owner. (See "WITHDRAWALS".) Distribution of that amount to the successor owner must be made within five years of the owner's death. If the successor owner is an individual, in lieu of distribution within five years of the owner's death, distribution may be made as an annuity which begins within one year of the owner's death and is payable over the life of the successor owner (or over a period not greater than the successor owner's life expectancy). If the owner's spouse is the successor owner, that spouse may elect to continue the contract as the new contract owner in lieu of receiving the distribution. In such a case, the distribution rules applicable when a contract owner dies generally will apply when that spouse, as the owner, dies. If there is more than one owner, distribution will occur upon the death of any owner. If both owners are individuals, distribution will be made to the remaining owner rather than to the successor owner.

     Entity as Owner. In the case of a non-qualified contract which is not owned by an individual (for example, a non-qualified contract owned by a corporation or a trust), the special rules stated in this paragraph apply. For purposes of distributions of death benefits before the maturity date, any annuitant will be treated as the owner of the contract, and a change in the annuitant or any co-annuitant shall be treated as the death of the owner. In the case of distributions which result from a change in an annuitant when the annuitant does not actually die, the amount distributed will be reduced by charges which would otherwise apply upon withdrawal. (See "WITHDRAWALS".)

     If the contract is a non-qualified contract and there is both an individual and a non-individual contract owner, death benefits must be paid as provided in the contract upon the death of any annuitant, a change in any annuitant, or the death of any individual contract owner, whichever occurs earlier.

     The minimum death benefit during the first six contract years will be equal to the greater of: (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals. During any subsequent six contract year period, the minimum death benefit will be the greater of: (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the minimum death benefit on the last day of the previous six contract year period plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then. If the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit will be the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office.

     Death benefits will be paid within seven days of receipt of due proof of death and all required claim forms at the Company's Annuity Service Office, subject to postponement under the same circumstances that payment of withdrawals may be postponed. (See "WITHDRAWALS".)

ANNUITY PROVISIONS

GENERAL

     The proceeds of the contract payable on death, withdrawal or the contract maturity date may be applied to the annuity options described below, subject to the distribution of death benefits provisions. (See "DEATH BENEFIT BEFORE MATURITY DATE".)

     Generally, annuity benefits under the contract will begin on the maturity date. The maturity date is the date specified on the contract specifications page, unless changed. If no date is specified, the maturity date is the maximum maturity date described below. The maturity date is the later of the first day of the month following the 85th birthday of the annuitant or the sixth contract anniversary. The contract owner may specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date must be the first day of a month no later than the first day of the month following the 85th birthday of the annuitant. Distributions from qualified contracts may be required before the maturity date. The Company may at its discretion permit an extension of the maturity date. Maturity dates which occur at advanced ages, e.g., past age 85, may in some circumstances have adverse income tax consequences. See "FEDERAL TAX MATTERS.""

     The contract owner may select the frequency of annuity payments. However, if the contract value at the maturity date is such that a monthly payment would be less than $20, the Company may pay the contract value, less any debt, in one lump sum to the annuitant on the maturity date.

ANNUITY OPTIONS

     Annuity benefits are available under the contract on a fixed or variable basis, or any combination of fixed and variable bases. Upon purchase of the contract, and on or before the maturity date, the contract owner may select one or more of the annuity options described below on a fixed and/or variable basis (except Option 5 which is available on a fixed basis only) or choose an alternate form of settlement acceptable to the Company. If an annuity option is not selected, we will provide either variable or fixed, or a combination variable and fixed, annuity payments in proportion to the Investment Account Value of each Investment Option at the Maturity Date. Annuity payments will continue for 10 years or the life of the Annuitant, if longer. Treasury Department regulations may preclude the availability of certain annuity options in connection with certain qualified contracts.

     The following annuity options are guaranteed in the contract.

     Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the annuitant. No payments are due after the death of the annuitant. Since there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

     Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

     Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the annuitant and a designated co-annuitant. No payments are due after the death of the last survivor of the annuitant and co-annuitant. Since there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

     Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the annuitant and a designated co-annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

     In addition to the foregoing annuity options which the Company is contractually obligated to offer at all times, the Company currently offers the following annuity options. The Company may cease offering the following annuity options at any time and may offer other annuity options in the future.

     Option 3: Life annuity with Payments Guaranteed for 5, 15 or 20 Years - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for the specific number of years, annuity payments will be made to the end of the last year of the 5, 15 or 20 year period.

     Option 4: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the annuitant and a designated co-annuitant and two-thirds payments during the lifetime of the survivor.
Since there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

     Option 5: Period Certain Only Annuity for 5, 10, 15 or 20 years - An annuity with payments for a 5, 10, 15 or 20 year period and no payments thereafter.

DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT

     The first variable annuity payment is determined by applying that portion of the contract value used to purchase a variable annuity, measured as of a date not more than ten business days prior to the maturity date (minus any applicable premium taxes), to the annuity tables contained in the contract.
The rates contained in such tables depend upon the annuitant's age, sex and annuity option selected, except for contracts issued in connection with certain employer sponsored plans where sex-based tables may not be used. Under such tables, the longer the life expectancy of the annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. The tables are based on the 1983-a Individual Annuitant Mortality Table projected at Scale G, and reflect an assumed interest rate of 4% per year.

ANNUITY UNITS AND THE DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

     Variable annuity payments subsequent to the first will be based on the investment performance of the sub-accounts selected. The amount of such subsequent payments is determined by dividing the amount of the first annuity payment from each sub-account by the annuity unit value of such sub-account (as of the same date the contract value to effect the annuity was determined) to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each sub-account is then multiplied by the appropriate annuity unit value as of a uniformly applied date not more than ten business days before the annuity payment is due, and the resulting amounts for each sub-account are then totaled to arrive at the amount of the payment to be made.

The number of annuity units remains constant during the annuity payment period. A pro-rata portion of the administration fee will be deducted from each annuity payment.

     The value of an annuity unit for each sub-account for any valuation period is determined by multiplying the annuity unit value for the immediately preceding valuation period by the net investment factor for that sub-account (see "NET INVESTMENT FACTOR") for the valuation period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate.

        A 4% assumed interest rate is built into the annuity tables in the contract used to determine the first variable annuity payment. A higher assumption would mean a larger first annuity payment, but more slowly rising subsequent payments when actual investment performance exceeds the assumed rate, and more rapidly falling subsequent payments when actual investment performance is less than the assumed rate. A lower assumption would have the opposite effect. If the actual net investment performance is 4% annually, annuity payments will be level.

TRANSFERS AFTER MATURITY DATE

     Once variable annuity payments have begun, the contract owner may transfer all or part of the investment upon which such payments are based from one sub-account to another. Transfers will be made upon notice to the Company at least 30 days before the due date of the first annuity payment to which the change will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units. The Company reserves the right to limit, upon notice, the maximum number of transfers a contract owner may make per contract year to four. The Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust portfolios. In addition, in accordance with applicable law, the Company reserves the right to modify or terminate the transfer privilege at any time. Once annuity payments have commenced, no transfers may be made from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option.

DEATH BENEFIT ON OR AFTER MATURITY DATE

     If annuity payments have been selected based on an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies on or after the Maturity Date, we will make the remaining guaranteed payments to the Beneficiary. Any remaining payments will be made as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

OTHER CONTRACT PROVISIONS

TEN DAY RIGHT TO REVIEW

     The contract owner may cancel the contract by returning it to the Company's Annuity Service Office or agent at any time within 10 days after receipt of the contract. Within 7 days of receipt of the contract by the Company, the Company will pay to the contract owner an amount equal to the contract value computed at the end of the valuation period on the date of surrender. When the contract is issued as an individual retirement annuity under Internal Revenue Code Section 408, during the first 7 days of the 10 day period, the Company will return all purchase payments if this is greater than the amount otherwise payable.

     No withdrawal charge is imposed upon return of the contract within the ten day right to review period.

OWNERSHIP

     The contract owner is the person entitled to exercise all rights under the contract. Prior to the maturity date, the contract owner is the person designated in the application or as subsequently named. On and after the maturity date, the annuitant is the contract owner and after the death of the annuitant, the beneficiary is the contract owner.

     In the case of non-qualified contracts, ownership of the contract may be changed or the contract collaterally assigned at any time during the lifetime of the annuitant prior to the maturity date, subject to the rights of any irrevocable beneficiary. Assigning a contract, or changing the ownership of a contract, may be treated as a distribution of the contract value for Federal tax purposes. (See "Federal Tax Matters".) Any change of ownership or assignment must be made in writing. Any change must be approved by the Company. Any assignment and any change, if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.

     In the case of qualified contracts, ownership of the contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Internal Revenue Code. Subject to the foregoing, a qualified contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.


BENEFICIARY

     The beneficiary is the person, persons, or entity designated in the application or as subsequently named. The beneficiary may be changed during the lifetime of the annuitant subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by the Company and if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before the change is approved. Prior to the maturity date, if no beneficiary survives the annuitant, the contract owner or the contract owner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. In the case of certain qualified contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a beneficiary.

MODIFICATION

     The contract may not be modified by the Company without the consent of the contract owner, except as may be required to make it conform to any law or regulation or ruling issued by a governmental agency or to improve the rights and/or benefits under the contract.

COMPANY APPROVAL

     The Company reserves the right to accept or reject any contract application at its sole discretion.

                       FIXED ACCOUNT INVESTMENT OPTIONS

     Due to certain exemptive and exclusionary provisions, interests in the fixed account investment options are not registered under the Securities Act of 1933 ("1933 Act") and the Company's general account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither interests in the fixed account investment options nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the Commission has not reviewed the disclosures in this Prospectus relating thereto. Disclosures relating to interests in the fixed account investment options and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

     Investment Options. There are three fixed account investment options under the contract: one, three and six year investment accounts. Fixed investment accounts provide for the accumulation of interest on purchase payments at guaranteed rates for the duration of the one, three or six year guarantee period. The guaranteed interest rates on new amounts allocated or transferred to a fixed investment account are determined from time-to-time by the Company in accordance with market conditions. In no event will the guaranteed rate of interest be less than 4%. Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period and may not be changed by the Company.

     Investment Accounts. Contract owners may allocate purchase payments, or make transfers from the variable investment options, to the fixed account investment options at any time prior to the maturity date. The Company establishes a separate investment account each time the contract owner allocates or transfers amounts to a fixed account investment option, except that amounts allocated or transferred to the same fixed account investment option on the same day will establish a single investment account. Amounts may not be allocated to a fixed account investment option that would extend the guarantee period beyond the maturity date.

     Renewals. At the end of a guarantee period, the contract owner may establish a new investment account with the same guarantee period at the then current interest rate, select a different fixed account investment option or transfer the amounts to a variable account investment option, all without the imposition of any charge. The contract owner may not select a guarantee period that would extend beyond the maturity date. In the case of renewals within one year of the maturity date, the only fixed account investment option available is to have interest accrued up to the maturity date at the then current interest rate for one year guarantee periods.

     If the contract owner does not specify the renewal option desired, the Company will select the same guarantee period as has just expired, so long as such period does not extend beyond the maturity date. In the event a renewal would extend beyond the maturity date, the Company will select the longest period that will not extend beyond such date, except in the case of a renewal within one year of the maturity date in which case the Company will credit interest up to the maturity date at the then current interest rate for one year guarantee periods.

        Market Value Charge. Any amount withdrawn, transferred or borrowed from a three or six year investment account prior to the end of the guarantee period may be subject to a market value charge. A market value charge will be calculated separately for each investment account affected by a transaction to which a market value charge may apply. The market value charge for an investment account will be calculated by multiplying the amount withdrawn or transferred from the investment account by the adjustment factor described below.

     The adjustment factor is determined by the following formula:
0.75x(B-A)xC/12  where:

     A.  The guaranteed interest rate on the investment account.

     B. The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.

     C. The number of complete months remaining to the end of the guarantee period.

     For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor will never be greater than 2x(A-4%) and never less than zero.

     The total market value charge will be the sum of the market value charges for each investment account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the investment account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

     There will be no market value charge on withdrawals from the fixed account investment options in the following situations: (a) death of the annuitant; (b) amounts withdrawn to pay fees or charges; (c) amounts withdrawn from three and six year investment accounts within one month prior to the end of the guarantee period; and (d) amounts withdrawn in any year that do not exceed 10% of total purchase payments less any prior partial withdrawals in that year.

     Notwithstanding application of the foregoing formula, in no event will the market value charge (i) exceed the earnings attributable to the amount withdrawn from an investment account, (ii) together with any withdrawal charges for an investment account be greater than 10% of the amount transferred or withdrawn, or (iii) reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the contract. The cumulative effect of the market value and withdrawal charges (or the effect of the withdrawal charge itself) could, however, result in a contract owner receiving total withdrawal proceeds of less than the contract owner's investment in the contract.

     Transfers. Prior to the maturity date, the contract owner may transfer amounts among the fixed account investment options and from the fixed account investment options to the variable account investment options, subject to the following conditions. An amount in a fixed investment account may not be transferred until held in such account for at least one year, except (i) transfers may be made pursuant to the Dollar Cost Averaging program and (ii) transfers may be made from a one year fixed investment account to the variable account investment options if, at the time of the transfer, the guaranteed interest rate for the funds to be transferred is equal to or greater than the then current guaranteed rate for funds being transferred into a one year fixed investment option. The Company may withdraw its permission to make the transfers described in (ii) above at any time after April 30, 1996. Consequently, except as noted above, amounts in one year investment accounts effectively may not be transferred prior to the end of the guarantee period. Amounts in three and six year investment accounts may be transferred, after the one year holding period has been satisfied, but the market value charge described above may apply to such a transfer. The market value charge, if applicable, will be deducted from the amount transferred.

        The contract owner must specify the fixed account investment option from or to which a transfer is to be made. Where there are multiple investment accounts within a fixed account investment option, the contract owner may designate the particular investment accounts from which a transfer is to be taken. Absent such a designation, amounts will be withdrawn from the fixed account investment options on a first-in-first-out basis.

        Withdrawals. Prior to the earlier of the maturity date or the death of the annuitant, the contract owner may make total and partial withdrawals of amounts held in fixed account investment options. Withdrawals from fixed account investment options will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS", plus the following provisions also apply to withdrawals from fixed account investment options: (1) the Company reserves the right to defer payment of amounts withdrawn from fixed account investment options for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 10 days pursuant to this right, the Company will pay interest on the amount deferred at
a rate not less than 4% per year); (2) if there are multiple    investment
accounts under a fixed account investment option, amounts must be withdrawn from such accounts on a first-in-first-out basis; and (3) the market value charge described above may apply to withdrawals from the three and six year investment options. In the event a market value charge applies to a withdrawal from a fixed investment account, it will be calculated with respect to the full amount in the investment account and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining investment account value.

        Where a contract owner requests a partial withdrawal from a contract in excess of the amounts in the variable account investment options and does not specify the fixed account investment options from which the withdrawal is to be made, such withdrawal will be made from the one, three and six year investment options in that order. Within such sequence, where there are multiple investment accounts within a fixed account investment option, withdrawals will be made on a first-in-first-out basis.

        Withdrawals from the contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from contracts issued in connection with
Section 403(b) qualified plans only under limited circumstances. (See "FEDERAL TAX MATTERS".)

        Loans. The Company offers a loan privilege only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. Owners of such contracts may obtain loans using the contract as the only security for the loan. Owners of such contracts may borrow amounts allocated to fixed investment accounts in the same manner and subject to the same limitations as set forth under "LOANS". The market value charge described above may apply to amounts transferred from three and six year investment accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred.

        Fixed Annuity Options. Subject to the distribution of death benefits provisions (see "DEATH BENEFIT BEFORE THE MATURITY DATE"), on death, withdrawal or the maturity date of the contract, the proceeds may be applied to a fixed annuity option. (See "ANNUITY OPTIONS".) The amount of each fixed annuity payment is determined by applying the portion of the proceeds applied to purchase the fixed annuity (less any applicable premium taxes), to the appropriate table in the contract. If the table in use by the Company is more favorable to the contract owner, the Company will substitute that table. The Company guarantees the dollar amount of fixed annuity payments.

                             CHARGES AND DEDUCTIONS

        Charges and deductions under the contracts are assessed against contract values or annuity payments. Currently, there are no deductions made from purchase payments. In addition, there are deductions from and expenses paid out of the assets of the Trust portfolios that are described in the accompanying Prospectus of the Trust.

WITHDRAWAL CHARGES

        If a withdrawal is made from the contract before the maturity date, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to purchase payments that have been in the contract less than six complete contract years. There is never a withdrawal charge with respect to earnings accumulated in the contract, certain other amounts available without withdrawal charges described below or purchase payments that have been in the contract more than six complete contract years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed is discussed below:

        1. Each withdrawal from the contract is allocated first to the "amounts available without withdrawal charges" and second to "unliquidated purchase payments". In any contract year, the amounts available without withdrawal charges for that year is the greater of (1) the excess of the contract value on the date of withdrawal over the unliquidated purchase payments (the accumulated earnings on the contract) or (2) 10% of total purchase payments less any prior partial withdrawals in that year. Withdrawals allocated to the amounts available without withdrawal charges may be withdrawn without the imposition of a withdrawal charge.

        2. If a withdrawal is made for an amount in excess of the amounts available without withdrawal charges, the excess will be allocated to purchase payments which will be liquidated on a first-in first-out basis. On any withdrawal request, the Company will liquidate purchase payments equal to the amount of the withdrawal request which exceeds the amounts available without withdrawal charges in the order such purchase payments were made: the oldest unliquidated purchase payment first, the next purchase payment second, etc... until all purchase payments have been liquidated.

        3. Each purchase payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the purchase payment has been in the contract. The amount of the withdrawal charge is calculated by multiplying the amount of the purchase payment being liquidated by the applicable withdrawal charge percentage obtained from the table below.

        NUMBER OF COMPLETE YEARS                WITHDRAWAL CHARGE
          PURCHASE PAYMENT IN                       PERCENTAGE
               CONTRACT
   ----------------------------------------------------------------------
                0                                    6%
                1                                    6%
                2                                    5%
                3                                    4%
                4                                    3%
                5                                    2%
                6+                                   0%

        The total withdrawal charge will be the sum of the withdrawal charges for the purchase payments being liquidated.

        4. The withdrawal charge is deducted from the contract value remaining after the contract owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge.

        5. There is no withdrawal charge on distributions made as a result of the death of the annuitant or contract owner and no withdrawal charges are imposed on the maturity date if the contract owner annuitizes as provided in the contract.

        The amount collected from the withdrawal charge will be used to reimburse the Company for the compensation paid to cover selling concessions to broker-dealers, preparation of sales literature and other expenses related to sales activity.

        For examples of calculation of the withdrawal charge, see Appendix A. Withdrawals from the fixed account investment options may be subject to a market value charge in addition to the withdrawal charge described above. (See "FIXED ACCOUNT INVESTMENT OPTIONS".)

ADMINISTRATION FEES

        Each year the Company will deduct an annual administration fee of $30 as partial compensation for the cost of providing all administrative services attributable to the contracts and the operations of the Variable Account and the Company in connection with the contracts. Prior to the maturity date, this administration fee is deducted on the last day of each contract year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the contract value. If the entire contract is withdrawn on other than the last day of any contract year, the $30 administration fee will be deducted from the amount paid. During the annuity period, the fee is deducted on a pro-rata basis from each annuity payment.

        A daily charge in an amount equal to 0.15% of the value of each variable investment account on an annual basis is also deducted from each sub-account to reimburse the Company for administrative expenses. This asset based administrative charge will not be deducted from the fixed account investment options. The charge will be reflected in the contract value as a proportionate reduction in the value of each variable investment account. Because this portion of the administrative fee is a percentage of assets rather than a flat amount, larger contracts will in effect pay a higher proportion of this portion of the administrative expense than smaller contracts.

        The Company does not expect to recover from such fees any amount in excess of its accumulated administrative expenses. Even though administrative expenses may increase, the Company guarantees that it will not increase the amount of the administration fees. There is no necessary relationship between the amount of the administrative charge imposed on a given contract and the amount of the expense that may be attributed to that contract.

MORTALITY AND EXPENSE RISK CHARGE

        The mortality risk assumed by the Company is the risk that annuitants may live for a longer period of time than estimated. The Company assumes this mortality risk by virtue of annuity rates incorporated into the contract which cannot be changed. This assures each annuitant that his longevity will not have an adverse effect on the amount of annuity payments. Also, the Company guarantees that if the annuitant dies before the maturity date, it will pay a minimum death benefit. (See "DEATH BENEFIT BEFORE MATURITY DATE".) The expense risk assumed by the Company is the risk that the administration charges or withdrawal charge may be insufficient to cover actual expenses.

        To compensate it for assuming these risks, the Company deducts from each of the sub-accounts a daily charge in an amount equal to 1.25% of the value of the variable investment accounts on an annual basis, consisting of .8% for the mortality risk and .45% for the expense risk. The charge will be reflected in the contract value as a proportionate reduction in the value of each variable investment account. The rate of the mortality and expense risk charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks undertaken, the Company will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to the Company and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. The mortality and expense risk charge is not assessed against the fixed account investment options.

TAXES

        The Company reserves the right to charge, or provide for, certain taxes against purchase payments, contract values or annuity payments. Such taxes may include premium taxes or other taxes levied by any government entity which the Company determines to have resulted from the (i) establishment or maintenance of the Variable Account, (ii) receipt by the Company of purchase payments, (iii) issuance of the contracts, or (iv) commencement or continuance of annuity payments under the contracts. The State of New York does not currently assess a premium tax. In the event New York does impose a premium tax, the Company reserves the right to pass-through such tax to contract owners. For a discussion on premium taxes which may be applicable to non-New York residents, see "STATE PREMIUM TAXES" in the Statement of Additional Information. The Company will withhold taxes to the extent required by applicable law.

                             FEDERAL TAX MATTERS

INTRODUCTION

        The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

        This discussion does not address state or local tax consequences associated with the purchase of a contract. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

THE COMPANY'S TAX STATUS

        The Company is taxed as a life insurance company under Subchapter L of the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under Subchapter M of the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied to increase reserves under a contract. Since, under the contracts, investment income and realized capital gains of the Variable Account are automatically applied to increase reserves, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore the Company does not intend to make provision for any such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL DURING ACCUMULATION PERIOD

        Under existing provisions of the Code, except as described below, any increase in the contract value is generally not taxable to the contract owner or annuitant until received, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution. However, this rule applies only if (1) the owner is an individual, (2) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (3) the Company, rather than the owner, is considered the owner of the assets of the Variable Account for federal tax purposes.

        Non-Natural Owner. As a general rule, deferred annuity contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several exceptions to this general rule for non-natural contract owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees.

        In addition, exceptions to the general rule for non-natural contract owners will apply with respect to (1) contracts acquired by an estate of a decedent by reason of the death of the decedent, (2) certain qualified contracts, (3) contracts purchased by employers upon the termination of certain qualified plans, (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

        Diversification Requirements.   For a contract to be treated as an
annuity for federal income tax purposes, the investments of the Variable Account must be "adequately diversified" in accordance with Treasury Department regulations. The Secretary of the Treasury has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, a contract would not be treated as an annuity contract for federal income tax purposes and the contract owner would be taxable currently on the excess of the contract value over the premiums paid for the contract.

        Although the Company does not control the investments of the NASL Series Trust, it expects that the Trust will comply with such regulations so that the Variable Account will be considered "adequately diversified."

        Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the contract owners' gross income. The Internal Revenue Service (the "Service") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a separate account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

        The ownership rights under this contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the contract owner being treated as the owner of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the contract owner from being considered the owner of the assets of the Variable Account.

        Delayed Maturity Dates If the contract's scheduled maturity date is at a time when the annuitant has reached an advanced age, e.g., past age 85, it is possible that the contract would not be treated as an annuity. In that event, the income and gains under the contract could be currently includible in the owner's income.

        The remainder of this discussion assumes that the contract will be treated as an annuity contract for federal income tax purposes and that the Company will be treated as the owner of the Variable Account assets.


TAXATION OF PARTIAL AND FULL WITHDRAWALS

        In the case of a partial withdrawal, amounts received are includible in income to the extent the contract value before the withdrawal exceeds the "investment in the contract." In the case of a full withdrawal, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes the investment in the contract at any time equals the total of the purchase payments made under the contract to that time (to the extent such payments were neither deductible when made nor excludible from income as, for example, in the case of certain contributions to qualified plans) less any amounts previously received from the contract which were not included in income.

        Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of the contract value, is treated as a withdrawal of such amount or portion. The investment in the contract is increased by the amount includible as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an individual transfers an annuity contract without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between the "contract value" and the "investment in the contract" at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

        The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. As described elsewhere in this prospectus, the Company imposes certain charges with respect to the death benefit. It is possible that some portion of those charges could be treated for federal tax purposes as a partial withdrawal from the contract.

TAXATION OF ANNUITY PAYMENTS

        Normally, the portion of each annuity payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of variable annuity payments, the exclusion amount is the "investment in the contract" (defined above) allocated to the variable annuity option, adjusted for any period certain or refund feature, when payments begin to be made divided by the number of payments expected to be made (determined by Treasury Department regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying
(1) the payment by (2) the ratio of the investment in the contract allocated to the fixed annuity option, adjusted for any period certain or refund feature, to the total expected value of annuity payments for the term of the contract (determined under Treasury Department regulations).

        Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant in his last taxable year.

TAXATION OF DEATH BENEFIT PROCEEDS

        Amounts may be distributed from a contract because of the death of an owner or an annuitant. In the case of a non-qualified contract, such death benefit proceeds are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

        There is a 10% penalty tax on the taxable amount of any payment from a non-qualified contract unless the payment is: (a) received on or after the contract owner reaches age 59 1/2; (b) attributable to the contract owner's becoming disabled (as defined in the tax law); (c) made to a beneficiary on or after the death of the contract owner or, if the contract owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (d) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the annuitant or the joint lives (or joint life expectancies) of the annuitant and "designated beneficiary" (as defined in the tax law); (e) made under an annuity contract purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; and (f) made with respect to certain annuities issued in connection with structured settlement agreements. (Similar rules apply in the case of certain qualified contracts.)

AGGREGATION OF CONTRACTS

        In certain circumstances, the Service may determine the amount of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the non-qualified contracts owned by an individual. For example, if a person purchases a contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity, the Service may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract. The effects of such aggregation are not clear; however, it could affect the time when income is taxable and the amount which might be subject to the 10% penalty tax described above.

QUALIFIED RETIREMENT PLANS

        The contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain qualified contracts, there may be no "investment in the contract" and the total amount received may be taxable. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. Therefore, no attempt is made to provide more than general information about the use of contracts with the various types of qualified plans.

        When issued in connection with a qualified plan, a contract will be amended as generally necessary to conform to the requirements of the type of plan. However, contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, the Company shall not be bound by terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless the Company consents.

QUALIFIED PLAN TYPES

        Following are brief descriptions of various types of qualified plans in connection with which the Company may issue a contract.

        Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA.

        IRAs generally may not provide life insurance, but they may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. The Company intends to ask the Service to approve the use of the contract, as to form, as an IRA, but there is no assurance that such approval will be granted.

        Simplified Employee Pensions (SEP-IRAs). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. In particular, employers should consider that IRAs generally may not provide life insurance, but they may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. The Company intends to ask the Service to approve use of the contract, as to form, as an IRA, but there is no assurance that such approval will be granted.

        Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contracts in order to provide benefits under the plans. The contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Employers intending to use the contract in connection with such plans should seek competent advice.

        Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the contracts. In particular, purchasers should consider that the contract provides a death benefit that in certain circumstances may exceed the greater of the purchase payments and the contract value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her tax-sheltered annuity plan.

        Withdrawals from a tax-sheltered annuity attributable to contributions made pursuant to a salary reduction agreement in a taxable year beginning after December 31, 1988, may be paid only if the employee has reached age 59 1/2, separated from service, died, become disabled, or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon may not be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent the Company is directed to transfer some or all of the contract value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.)

DIRECT ROLLOVERS

        If the contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a tax-sheltered annuity under section 403(b) of the Code, any "eligible rollover distribution" from the contract will be subject to the direct rollover and mandatory withholding requirements enacted by Congress in 1992. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under section 403(a) of the Code, or section 403(b) annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code and distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more).

        Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the contract, discussed below, the owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the owner elects to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, the owner will receive a notice explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

        The Company will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a contract unless the distributee notifies the Company at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, the Company may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                               GENERAL MATTERS

PERFORMANCE DATA

        From time to time the Variable Account may publish advertisements containing performance data relating to its sub-accounts. For periods prior October 31, 1992, performance data will be hypothetical figures based on the assumption that a contract offered by this Prospectus was issued when the sub-accounts first became available for investment under other contracts offered by an affiliate of the Company. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Standardized performance data will consist of total return quotations, which will always include quotations for recent one year and, when applicable, five and ten year periods and, where less than ten years, for the period subsequent to the date each sub-account first became available for investment. Such quotations for such periods will be the average annual rates of return required for an initial purchase payment of $1,000 to equal the actual contract value attributable to such purchase payment on the last day of the period, after reflection of all charges. Standardized total return figures will be quoted assuming redemption at the end of the period. Such figures may be accompanied by non-standardized total return figures that are calculated on the same basis as the standardized returns except that the calculations (i) assume no redemption at the end of the period and (ii) do not reflect imposition of the $30 per contract charge inasmuch as the impact of such charge varies by contract size. In addition to the non-standardized returns, each of the sub-accounts may from time to time quote aggregate non-standardized total returns for other time periods. Except as noted above, performance figures used by the Variable Account are based on the actual historical performance of its sub-accounts for specified periods, and the figures are not intended to indicate future performance. More detailed information on the computations is set forth in the Statement of Additional Information.

FINANCIAL STATEMENTS

        Financial Statements for the Variable Account and for the Company are contained in the Statement of Additional Information.

ASSET ALLOCATION AND TIMING SERVICES

        The Company is aware that certain third parties may offer asset allocation and timing services in connection with the contracts. In certain cases the Company may agreed to honor transfer instructions from such asset allocation and timing services where it has received powers of attorney, in a form acceptable to it, from the contract owners participating in the service. THE COMPANY DOES NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND CONTRACT OWNERS SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

DISTRIBUTION OF CONTRACTS

        NASL Financial Services, Inc. ("NASL Financial"), 116 Huntington Avenue, Boston, Massachusetts 02116, a wholly-owned subsidiary of North American Security Life, the parent of the Company, is the principal underwriter of the contracts in addition to providing advisory services to the Trust. NASL Financial is a broker-dealer registered under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). NASL Financial has entered into an exclusive promotional agent agreement with Wood Logan Associates, Inc. ("Wood Logan"). Wood Logan, approximately 20% owned by North American Life and its affiliates, is a broker-dealer registered under the 1934 Act and a member of the NASD. Sales of the contracts will be made by registered representatives of broker-dealers authorized by NASL Financial to sell the contracts. Such registered representatives will also be licensed insurance agents of the Company. Under the promotional agent agreement, Wood Logan will recruit and provide sales training and licensing assistance to such registered representatives. In addition, Wood Logan will prepare sales and promotional materials for the Company's approval. NASL Financial will pay distribution compensation to selling brokers in varying amounts which under normal circumstances are not expected to exceed 5.25% of purchase payments. NASL Financial may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, NASL Financial will provide reimbursement of certain sales and marketing expenses. NASL Financial will pay the promotional agent for providing marketing support for the distribution of the contracts.

CONTRACT OWNER INQUIRIES

        All contract owner inquiries should be directed to the Company's Annuity Service Office at International Corporate Center at Rye, 555 Theodore Fremd Avenue, Rye, New York 10580.


LEGAL PROCEEDINGS

        There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither the Company nor NASL Financial are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

NEW CONTRACT

        The Company has filed a registration statement under the Securities Act of 1933 for a new individual variable and fixed annuity contract ("New Contract") with the variable portion funded by FNAL Variable Account. The New Contract is substantially similar to the annuity contract described in this Prospectus ("Old Contract"). When the New Contract is approved for issuance, the Company will cease offering Old Contracts. At that time, or as soon as permitted by applicable law, the Company will permit owners of outstanding Old Contracts to exchange their Contracts for New Contracts without charge.

        Once available, old Contract owners interested in a possible exchange should obtain a copy of the prospectus for the New Contract from their securities dealer or the Annuity Service Office. Both the New Contract prospectus and this Prospectus should be carefully reviewed before deciding to make an exchange. The principal differences between the Old and New Contracts are as follows:

        1. In general, the death benefit of the New Contract will be payable upon the death of the owner (or first owner to die if there is more than one owner). The death benefit of the Old Contract generally is payable on the death of the annuitant (or last annuitant to die if there is more than one annuitant); if the owner predeceases the annuitant, the Old Contract contract value is paid, which may be a lesser amount than the death benefit payable on the death of the annuitant.

        2. The guaranteed death benefit payable under the New Contract will be in most circumstances more favorable. If an owner dies on or prior to his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be the greater of (i) the contract value or (ii) the sum of all purchase payments made less any amounts deducted in connection with certain withdrawals. The New Contract will step up the measure of clause (ii) every year, so that clause (ii) will be the greater of clause (i) or (ii) on the last day of the previous contract year period plus any purchase payments made and less any amounts deducted in connection with certain withdrawals since then. Under the Old Contract, the death benefit is stepped up every six years instead of every year.

        Under the New Contract, if an owner dies after his or her 85th birthday and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be the greater of the contract value or the excess of the sum of all purchase payments less the sum of any amounts deducted in connection with certain withdrawals. If an owner dies and the oldest owner had an attained age greater than 80 on the contract date, the death benefit will be the contract value less any applicable withdrawal charges at the time of payment. Under the Old Contract, if the annuitant dies after the first of the month following his or her 85th birthday, the minimum death benefit will be the contract value. Also, if the owner is not the annuitant and dies before the maturity date and before the annuitant, an amount equal to the amount payable on total withdrawal, without reduction for any withdrawal charge, will be paid to the successor owner.

        3. The New Contract will waive the $30 annual administration fee prior to the maturity date if the contract value is equal to or greater than $100,000 at the time the fee is to be assessed.

        4. The surrender charges under the New Contract will be higher in certain cases. The surrender charges are the same under both Contracts for the first three contract years, but thereafter the charges under the New Contract are 5%, 4%, 3% and 2% for withdrawals made during contract years four, five, six and seven, respectively, while under the Old Contract the charges for such years are 4%, 3%, 2% and 0%, respectively.

        5. The minimum interest rate to be credited for any guarantee period under the fixed portion of the New Contract will be three percent as opposed to four percent under the Old Contract. The market value charge under the New Contract will be limited so as to only affect accumulated earnings in excess of three percent, whereas under the Old Contract the market value charge is limited so as to not invade principal.

        6. The annuity purchase rates guaranteed in the New Contract have been determined using 3% as opposed to 4% under the Old Contract.

        The proposed voluntary exchange program will credit a contract owner with the time he or she owned the Old Contract for purposes of computing the applicable surrender charge upon any withdrawals subsequent to the exchange. The death benefit under the New Contract on the date of its issue will be the greater of the minimum death benefit under the Old Contract or the contract value on the date of exchange.

        The above comparison does not take into account differences between the Old Contracts, as amended by qualified plan endorsements, and the New Contracts, as amended by similar qualified plan endorsements. Owners using their Old Contract in connection with a qualified plan should consult a tax advisor. See also the Federal Tax Matters section of the prospectus.

        Contract owners who do not wish to exchange their Old Contracts for the New Contracts may continue to make purchase payments to their Old Contracts. Or, they can keep their Old Contracts and buy a New Contract to which to make additional purchase payments. As a third alternative and subject to applicable law, the Company may permit contract owners to obtain an endorsement to their Old Contracts which will substitute the new death benefit provisions of the New Contract for those of the Old Contract. The availability of this endorsement may be conditioned upon payment of an additional purchase payment of a stipulated payment to the Old Contract.

OTHER INFORMATION

        A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940 with respect to the variable portion of the contracts discussed in this Prospectus. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Prospectus. Statements contained in this Prospectus or the Statement of Additional Information concerning the content of the contracts and other legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.


                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS
                                                                    Page
                                                                    ----
General Information and History ................................      3
Performance Data ...............................................      3
Services .......................................................      6
  Independent Accountants ......................................      6
  Servicing Agent ..............................................      6
  Principal Underwriter ........................................      6
  Cancellation of Contract .....................................      6
State Premium Taxes ............................................      7
Financial Statements ...........................................      8

                                   APPENDIX A

                 EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE

Example 1 - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the contract is completely withdrawn, based on hypothetical contract values.

CONTRACT   HYPOTHETICAL         AMOUNT        PURCHASE            WITHDRAWAL
  YEAR       CONTRACT         AVAILABLE       PAYMENTS             CHARGES
              VALUE            WITHOUT       LIQUIDATED
                              WITHDRAWAL
                                CHARGE
---------------------------------------------------------------------------------
                                                             PERCENT     AMOUNT
---------------------------------------------------------------------------------
  1          55,000              5,000(a)       50,000          6%        3,000
  3          50,500              5,000(b)       45,500          5%        2,275
  5          60,000             10,000(c)       50,000          3%        1,500
  7          70,000             20,000(d)       50,000          0%            0

-------------

(a)     During any contract year the amount that may be withdrawn without withdrawal charges is the greater of accumulated earnings, or 10% of the total purchase payments made under the contract less any prior partial withdrawals in that contract year. In the first contract year the earnings under the contract and 10% of purchase payments both equal $5,000.  Consequently, on total withdrawal $5,000 is withdrawn without withdrawal charges, the entire $50,000 purchase payment is liquidated and the withdrawal charge is assessed against such liquidated purchase payment (contract value less withdrawal amount without charges).

(b)     In the example for the third contract year, the accumulated earnings of
        $500 is less than 10% of purchase payments, therefore the amount that may be withdrawn without withdrawal charges is equal to 10% of purchase payments
        ($50,000 X 10% = $5,000) and the withdrawal charge is only applied to purchase payments liquidated (contract value less withdrawal amount without charges).

(c)     In the example for the fifth contract year, the accumulated earnings of
        $10,000 is greater than 10% of purchase payments ($5,000), therefore the amount that may be withdrawn without withdrawal charges is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the purchase payments liquidated (contract value less withdrawal amount without charges).

(d)     There is no withdrawal charge on any purchase payments liquidated that have been in the contract for at least 6 years. Appendix A (continued)


APPENDIX A (CONTINUED)

     Example 2 - Assume a single payment of $50,000 is made into the contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the third contract year of $2,000, $5,000, $7,000, and $8,000.

HYPOTHETICAL    PARTIAL WITHDRAW        WITHDRAWAL       PURCHASE       WITHDRAWAL
CONTRACT        REQUESTED               AMOUNT           PAYMENTS       CHARGE
VALUE                                   WITHOUT CHARGES  LIQUIDATED
-----------------------------------------------------------------------------------------
                                                                     PERCENT    AMOUNT
-----------------------------------------------------------------------------------------
 65,000         2,000                   15,000(a)             0        5%          0
 49,000         5,000                    3,000(b)         2,000        5%        100
 52,000         7,000                    4,000(c)         3,000        5%        150
 44,000         8,000                        0(d)         8,000        5%        400

-------------

(a) The amount that can be withdrawn without withdrawal charges during any contract year is the greater of the contract value less the unliquidated purchase payments (accumulated earnings), or 10% of purchase payments less 100% of all prior withdrawals in that contract year. For the first example, accumulated earnings of $15,000 is the amount that can be withdrawn without withdrawal charges since it is greater than 10% of purchase payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the amount that can be withdrawn without withdrawal charges so no purchase payments are liquidated and no withdrawal charge applies.

(b) The contract has negative accumulated earnings ($49,000-$50,000), so the amount that can be withdrawn without withdrawal charges is limited to 10% of purchase payments less all prior withdrawals. Since $2,000 has already been withdrawn earlier in the current contract year, the remaining amount that can be withdrawn without withdrawal charges during the third contract year is $3,000. The $5,000 partial withdrawal will consist of $3,000 amount that can be withdrawn without withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in purchase payments being liquidated. The remaining unliquidated purchase payments are $48,000.

(c) The contract has increased in value to $52,000. The unliquidated purchase payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of purchase payments less prior withdrawals
($5,000-$2,000-$5,000<0). Hence the amount that can be withdrawn without withdrawal charges is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in purchase payments being liquidated. The remaining unliquidated purchase payments are $45,000.

(d) The amount that can be withdrawn without withdrawal charges is zero since the contract has negative accumulated earnings ($44,000-$45,000) and the full 10% of purchase payments ($5,000) has already been utilized. The full amount of $8,000 will result in purchase payments being liquidated subject to a withdrawal charge. At the beginning of the next contract year the full 10% of purchase payments would be available again for withdrawal requests during that year.
